UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2014

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35397	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K dated January 18, 2014 (the “Original 8-K”) of Renewable Energy Group, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 22, 2014, relating to the acquisition (the “Acquisition”) of substantially all of the assets of LS9, Inc. (“LS9”) by REG Life Sciences, LLC, a wholly-owned subsidiary of the Company. Subsequent to the filing of the Original 8-K, the Company determined that the Acquisition was not significant and hereby amends the Original 8-K to include the information set forth below:

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the financial statements of LS9 are not required to be filed pursuant to Item 3.05(b) of Regulation S-X.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2014

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone Chief Financial Officer